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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-94709) of The Holmes Group, Inc. of our report dated March 23, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 2000